UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 30, 2009 (June 15, 2009)

CHINA NUTRIFRUIT GROUP LIMITED
(Exact name of registrant as specified in its charter)

Nevada	002-93231-NY	87-0395695
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5th Floor, Chuangye Building, Chuangye Plaza
Industrial Zone 3, Daqing Hi-Tech Industrial Development Zone
Daqing, Heilongjiang China 163316
(Address of principal executive offices, including zip code)

(86) 459-8972870
(Registrant’s telephone number, including area code) N/A

N/A
(Former Name or Former Address, if Changes since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On June 30, 2009,China Nutrifruit Group Limited, a Nevada Corporation (the "Company") issued a press release announcing that it will schedule earnings release and conduct an earnings conference call for the financial results for its fiscal year ended March 31, 2009. A copy of the press release is hereby furnished as Exhibit 99.1 and is incorporated herein by reference.

The conference call with the Company’s management will begin at 9:00 a.m. ET on Wednesday, July 1, 2009. The domestic toll-free dial-in number is 866-800-8648. International callers should dial 617-614-2702. The pass code for the call is 11576906.

A replay of the conference call will be available on Wednesday, July 1, 2009 at 11:00 a.m. Eastern Standard Time, through Wednesday, July 15, 2009. To access the replay, dial 888-286-8010. International callers should dial 617-801-6888. The conference pass code is 90265743.

The information contained in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.  Regulation FD Disclosure.

Reference is made to the disclosure set forth under Item 2.02 above, which disclosure is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release, dated June 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
China Nutrifruit Group Limited

Date: June 30, 2009

By:	/s/ Jinglin Shi
Jinglin Shi
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated June 25, 2009.